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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 18, 2000



                              DERMA SCIENCES, INC.
             (Exact name of registrant as specified in its charter)





        Pennsylvania                 1-31070                  23-2328753
(State or other jurisdiction       (Commission               (IRS employer
      of incorporation)            File Number)          identification number)



                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)


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ITEM 5.  OTHER EVENTS

     Derma Sciences, Inc. (the "Registrant") on July 18, 2000 concluded subscription agreements with its President, Edward J. Quilty, and three investment firms for the sale of a total of $400,000 in dollar amount of Registrant's series E units ("Unit(s)") at the rate if $0.75 per Unit. The Units each consist of one share of common stock, par value $0.01 per share, ("Common Stock") and one warrant to purchase one share of Common Sock at $0.75 per share ("Warrant(s)"). The Warrants will expire at the close of business on July 17, 2010. The Registrant has agreed to file a registration statement with the Securities and Exchange Commission relative to the Common Stock component of the Units and the Common Stock issuable upon exercise of the Warrants.

     All subscriptions for the Units have been fully funded. The investors and the amounts invested are set forth in the table below:

         INDIVIDUAL/INSTITUTION                  AMOUNT INVESTED

         Edward J. Quilty
         Princeton, New Jersey                         $  50,000

         Kensington Capital Management LLC
         New York, New York                              300,000

         Redwood Asset Management
         Oslo, Norway                                     50,000
                                                        --------

         Total subscriptions                            $400,000
                                                        ========

     Concurrently with Registrant's receipt of the foregoing investments, Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. converted a total of $375,000 in principal amount of the Registrant's convertible bonds into Units at the rate of $0.75 per Unit.

     The Purchase Agreement relative to the Units is attached hereto as Exhibit
10.1. The Registration Rights Agreement governing the registration of the Common Stock component of the Units and Common Stock issuable upon exercise of the Warrants is attached hereto as Exhibit 10.2. The form of Warrant Agreement governing the terms and conditions of the Warrants is attached hereto as Exhibit
10.3. The Registrant's balance sheet at June 30, 2000 (unaudited) with pro forma adjustments reflecting the foregoing investments and bond conversions is attached hereto as Exhibit 99.1.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Not applicable
        (b)  Not applicable
        (c)  Exhibits:

             10.1 - Purchase Agreement
             10.2 - Registration Rights Agreement
             10.3 - Form of Warrant Agreement
             99.1 - Balance sheet at June 30, 2000 with pro forma adjustments


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     DERMA SCIENCES, INC.



Date:  July 26, 2000                 By: /s/ Edward J. Quilty
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                                        Edward J. Quilty
                                        President and Chief Executive Officer